UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     September 16, 2004 (September 13, 2004)


                           RCG COMPANIES INCORPORATED
             (Exact name of registrant as specified in its charter)

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          Delaware                       1-8662                   23-2265039
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


  6836 Morrison Blvd., Ste. 200, Charlotte, North                       28211
                     Carolina
     (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (704) 366-5054

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         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Securities

      On September 15, 2004, RCG Companies Incorporated (the "Company") announced that, effective as of September 13, 2004, the Company entered into a Securities Purchase Agreement with institutional and accredited investors (collectively the "Investors"). Pursuant to the terms of the Securities Purchase Agreement, the Company is to initially issue the following securities to the Investors in consideration for the Investors making payment to the Company in the aggregate amount of $4,300,000: (i) 4,300 shares of Series A 6% Convertible Preferred Stock, with a stated value of $1,000 per share, which shares are initially convertible into shares of common stock of the Company at a fixed price of $0.94 per share, subject to adjustment ("Set Price") and that are, subject to certain conditions, subject to forced conversion by the Company at any time the common shares of the Company have a volume weighted average price ("VWAP") which exceeds 200% of the Set Price for the preceding 10 trading days,
(ii) Warrants to purchase approximately 1,143,617 shares of common stock of the Company at an exercise price of $1.20 per share, exercisable commencing 6 months after the closing date until the date that is 3 years after such date, with anti-dilution provisions subject to a $1 floor, and that are, subject to certain conditions, callable by the Company at any time the common shares of the Company have a VWAP which exceeds 200% of the exercise price for the preceding 20 trading days, and (iii) Additional Investment Rights to purchase approximately 3,430,851 shares of common stock of the Company at an exercise price of $1.03 per share, exercisable commencing 6 months after the closing date until the earlier of (a) the later of the date that is 6 months after the effective date of the registration statement covering the shares and the date that is 1 year after the closing date, and (b) September 13, 2006, with standard anti-dilution, and that are, subject to certain conditions, callable by the Company at any time the common shares of the Company have a VWAP greater than or equal to 160% of the exercise price for the preceding 20 trading days.

      The Securities Purchase Agreement provides the Investors with certain rights to participate in future financings of the Company, and contains negative covenants limiting the rights of the Company to engage in certain types of future financings.

      The Certificate of Designation of Preferences, Rights, and Limitations of the Series A 6% Convertible Preferred Stock (the "Certificate") prohibits the issuance by the Company, upon conversion of the Series A 6% Convertible Preferred Stock or payment of dividends in shares of common stock, of shares of common stock of the Company exceeding 19.9% of the then issued and outstanding shares of common stock of the Company, unless and until the Company has received shareholder approval. The Certificate prohibits any holder from exercising any conversion rights that would result in the holder owning in excess of 4.99% of the common stock of the Company then outstanding.

      The Company has agreed to file a registration statement (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") registering for resale 130% of all shares of common stock of the Company underlying the Series A 6% Convertible Preferred Stock, the Warrants, and the Additional Investment Rights, and shares issuable as dividends for 3 years.

      The transaction was approved by the Company's Board of Directors on August 25, 2004, and closed on September 14, 2004. The shares of Series A 6% Convertible Preferred Stock, the Warrants, and the Additional Investment Rights, the shares of common stock underlying such securities, and shares issuable as dividends will be issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended.

      The disclosures set forth herein are qualified in their entirety by the terms of the transaction documents which are filed herewith as Exhibit 4.1 through Exhibit 4.5.

      A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

      On September 14, 2004, the Company filed the Certificate with the Secretary of State of the State of Delaware. The Certificate amends the Company's Certificate of Incorporation to fix the preferences, rights, and limitations of the Series A 6% Convertible Preferred Stock, as described above. All disclosures set forth herein are qualified in their entirety by the terms of the Certificate, a copy of which is filed herewith as Exhibit 4.5.

Item 9.01. Exhibits

      4.1   Securities Purchase Agreement, dated as of September 13, 2004.

      4.2   Form of Common Stock Purchase Warrant

      4.3   Form of Additional Investment Rights Agreement

      4.4   Registration Rights Agreement

      4.5 Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock

      99.1  Press Release dated September 16, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2004


RCG COMPANIES INCORPORATED

By:  /s/ Michael D. Pruitt
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     Michael D. Pruitt
     President

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                                INDEX TO EXHIBITS

 Exhibit
   No.                       Description

4.1        Securities Purchase Agreement dated as of September 13, 2004.
4.2        Form of Common Stock Purchase Warrant
4.3        Form of Additional Investment Rights Agreement
4.4        Registration Rights Agreement
4.5 Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock
99.1       Press Release dated September 16, 2004